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                                                                   EXHIBIT 10.37

MERRILL LYNCH                                        Corporate and Institutional
                                                     Client Group

                                                     6th Floor
                                                     222 Broadway
                                                     New York, New York 10038
                                                     212 670 0620


                               LETTER OF AGREEMENT
                                       FOR


                             WALL STREET STRATEGIES


The Citation Group (the "Citation Group") is a division of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a broker-dealer which, as part of its regular services to its customers, provides investment research services for the use of those customers.

The Citation Group hereby agrees to purchase from you or any of your affiliates the services described in the use schedule attached hereto (the "User Schedule") for use by our customers (the "Services"). Additions or deletions from the User Schedule or any Supplemental User Schedules may be made only by mutual agreement evidenced by written notice by us acknowledged by you. For Services previously agreed upon, for use by other Citation Group customers, Citation Group will notify you of the identity of the customer; no acceptance shall be required by you.

We acknowledge that we are purchasing the Services to assist our customers in making decisions with respect to investing in, purchasing or selling securities. It is understood that, although you may deliver the Services directly to our customers, such customer are not, and shall not be deemed to be, your customers and such Services will be considered provided to such customers on our behalf. All invoices for Services are to be directed and sent to the Citation Group, and not to any of our customers. We will not pay any invoices that are directed to, and made payable by, our customers.

You hereby represent that you are registered as an investment advisor pursuant to the Investment Advisors Act of 1940, as amended, or are not required to register pursuant to such Act either currently or as a result of your delivery of the Services. In this connection, you agree to furnish to the Citation Group, and any Citation Group customer to which you deliver any Services, all materials that you are required to deliver pursuant to any applicable statute or regulation governing your investment advisor activities.

You further represent that the particulars of any known affiliation between you and any customer listed (either currently or hereafter) on the User Schedule have been fully disclosed to the Citation Group and that if any such affiliation arises at any time hereafter during the term of this agreement, or if you become aware of any such affiliation at any time hereafter during the term of this agreement, you will promptly disclose all of the particulars of such affiliation to the Citation Group.

You hereby agree to indemnify and hold harmless the Citation Group from and against any and all loss, liability, claim, damage and expense, including counsel fees, arising out of any claim based upon your provision of the Services or which results from any breach, or alleged breach, of
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MERRILL LYNCH


your representations contained herein and further agree to hold the Citation Group harmless for any error or omission with respect to licenses for the Services.

You further agree that you will not, without the prior written consent of the Citation Group, publish or distribute any advertisement or other promotional literature that makes reference to the fact that the Citation Group has agreed to purchase the Services.

You agree to invoice, collect and remit all sales and use taxes, where applicable, to the appropriate taxing authorities.

This agreement is not assignable by either party and may be terminated by either party on thirty days' written notice to the other party. In the event of termination, you will refund to the Citation Group the pro rata portion of the payment made, if any, for the remaining term.

If these letters are in accordance with your understanding of our agreement, please sign and return the enclosed duplicate copy of this letter, whereupon it will become a binding agreement between both parties.

                                           Very truly yours,


                                           MERRILL LYNCH, PIERCE,
                                           FENNER & SMITH, INC.
                                           THE CITATION GROUP


                                           By:     Christine A. Daspro
                                           Title:  Vice President


                                           Signature: /s/ Christine A. Daspro
                                                      --------------------------
                                           Date:      August 28, 2000


ACCEPTED AND AGREED TO AS OF
THE DATE SET FORTH ABOVE:

Company:      WALL STREET STRATEGIES

Signature:    /s/ Shawn D. Baldwin
              -----------------------------

Name/Title:   Shawn D. Baldwin/Principal
              -----------------------------

Print Date:   August 28, 2000
              -----------------------------


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MERRILL LYNCH


                                  USER SCHEDULE


  Client(1)               Name of Research Product        Cost/Payment Frequency












(1) If there is any affiliation between your company (or any principal of your company) and any client listed on the User Schedule, the particulars of such affiliation must be fully described in a separate document to be submitted with this User Schedule.

ACCEPTED AND AGREED TO AS OF
THE DATE SET FORTH:

COMPANY - WALL STREET STRATEGIES            MERRILL LYNCH, PIERCE,
                                            FENNER & SMITH, INC.
                                            The Citation Group

Signature: /s/ Shawn D. Baldwin             Christine A. Daspro
           -------------------------        ---------------------------------
                                            Signature

Shawn D. Baldwin/Principal                  Christine A. Daspro
------------------------------------
Print Name & Title                          Vice President

Date: August 28, 2000                       Date:  August 28, 2000
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